Exhibit 99.2

CB Richard Ellis Group, Inc. Second Quarter 2010 Earnings Conference Call July 28, 2010

Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance and, in particular, our business outlook. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our second quarter earnings report, filed on Form 8-K last night, and our current annual report on Form 10-K and current quarterly report on Form 10-Q, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (http://www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Conference Call Participants Brett White Chief Executive Officer Gil Borok Chief Financial Officer Nick Kormeluk Investor Relations

Business Overview Highlights: Revenue and earnings indicate strong performance against a backdrop of nascent commercial real estate recovery Investment sales continued strong year over year growth Leasing performance strong across all geographies Outsourcing showed solid growth in all geographies - Global Corporate Services signed record number of new contracts in Q2 2010 Development Services sold 2 high quality assets for gains in the quarter Normalized EBITDA rose 82% to $165.2 million in Q2 2010 Normalized EBITDA margin improved to 14.1% in Q2 2010

Q2 CBRE Wins



NEW YORK, NY
Proskauer Rose LLP
- CBRE represented Proskauer Rose LLP in the relocation of its global headquarters to 11 Times Square.
- This is the largest lease in Manhattan to date in 2010 (406,339 SF).
- CBRE also represented the landlord, SJP Properties.



AUSTRALIA
Australian Taxation Office
- CBRE negotiated a 376,737 SF office lease in the new Quattro office development in Melbourne CBD.
- The building is due for completion by mid 2012.



TRIANGLE PARK, NC
Court Appointed Receiver
- CBRE was awarded the receivership assignment of Network Center, a 676,000 SF office park.
- The assignment includes both leasing and management. CBRE recently secured a 219,255 SF 10-year lease.



POLAND
IVG Immobilien AG
- CBRE advised on the $129M sale of Warsaw's Horizon Plaza on behalf of IVG Immobilien AG.
- Biggest deal of the year in the Polish market.



PRINCETON/PLAINSBORO, NJ
Partners Health Trust, Inc.
- TCC selected to develop a new 146,971 SF Medical Arts Pavilion on the campus of Princeton HealthCare System's new $442M University Medical Center.
- Expected completion is May 2012.



UNITED KINGDOM
White Tower
- CBRE successfully marketed seven properties for sale in the White Tower 2006-3 portfolio, acting as joint agent for the borrowers.
- Generated gross proceeds of approximately $1B.



SANTA ANA, CA
Lincoln Property Company & Angelo Gordon & Company – Joint Venture
- CBRE arranged for $62M in financing for Griffin Towers.
- This campus includes twin Class A 12-story office buildings totaling 547,230 SF.



AUSTRALIA
Receivers & Managers Grant Thornton
- CBRE completed the $55M sale of Sheraton Mirage Resort & Spa located on Queensland's Gold Coast.

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 5

Q2 2010 Performance Overview Q2 2009 Q2 2010 $90.9 million $165.2 million Normalized EBITDA4, 5 9.5% 14.1% Normalized EBITDA Margin4, 5 $68.4 million $161.6 million EBITDA4 GAAP ($0.02) Adjusted $0.04 GAAP $0.17 Adjusted $0.18 EPS2,3 GAAP ($6.6) million Adjusted $9.7 million GAAP $54.8 million Adjusted $58.8 million Net Income (Loss)2 $955.7 million $1,172.9 million Revenue1 Includes revenue from discontinued operations of $1.0M for the three months ended June 30, 2010. Adjusted net income and adjusted EPS exclude amortization expense related to customer relationships resulting from acquisitions, integration costs related to acquisitions, cost containment expenses, the write-down of impaired assets and the write-off of financing costs. All EPS information is based upon diluted shares. Includes EBITDA from discontinued operations of $12.9 million for the three months ended June 30, 2010. Normalized EBITDA excludes integration costs related to acquisitions, cost containment expenses and the write-down of impaired assets.

Revenue Breakdown 2nd Quarter 2010 Includes revenue from discontinued operations, which totaled $1.0 million for the three and six months ended June 30, 2010. 37% 33% 13% 7% 3% 2% 2% 3% ($ in millions) 2010 1 2009 % Change 2010 1 2009 % Change Property & Facilities Management 441.1 399.8 10 861.7 796.2 8 Leasing 387.0 299.0 29 714.7 566.2 26 Sales 158.3 98.2 61 275.7 175.9 57 Appraisal & Valuation 77.2 70.1 10 147.1 132.5 11 Investment Management 37.2 30.3 23 68.4 65.7 4 Development Services 18.3 21.5 -15 35.0 41.4 -15 Commercial Mortgage Brokerage 19.0 14.3 33 33.8 29.0 17 Other 34.8 22.5 55 62.4 39.2 59 Total 1,172.9 955.7 23 2,198.8 1,846.1 19 Three months ended June 30, Six months ended June 30, 1.

Outsourcing Q2 2010 Wins 10 renewals 7 expansions 17 new CAGR 13% 1. Represents combined data for CBRE and TCC; does not include joint ventures and affiliates 1 Successes: GCS set record for contracts signed in Q2 2010 Square footage under management increased by approximately 10% in the first half of 2010 International business is strong US business returning to growth Occupiers’ confidence building in recovery Challenges: Corporate spending still cautious Employment still challenging Global Square Footage Managed (SF in billions) 1.2 1.3 1.4 1.6 2.2 2.4 1.9 2004 2005 2006 2007 2008 2009 Q2 2010

Market Statistics Source: CBRE Econometric Advisors (EA) Outlooks Fall 2010 preliminary -3.7 -7.3 -7.6 2010F 11.0 -0.7 -6.3 -21.0 -5.8 12.9% 13.1% 13.1% 13.0% 12.2% Retail 170.4 -5.5 -80.9 -260.2 -77.3 13.2% 14.1% 14.1% 14.0% 13.0% Industrial 22.5 3.3 -17.4 -40.5 19.9 16.6% 17.0% 16.7% 16.6% 15.5% Office 2011F 2Q10 2Q09 2009 2008 4Q11F 4Q10 F 2Q10 1Q10 2Q09 US Absorption Trends (in millions of square feet) US Vacancy Cap Rates Stable and Volumes Edging Up 2Q09 1Q10 2Q10 Office Volume ($B) 2.8 4.5 7.8 Cap Rate 8.1% 8.0% 8.0% Industrial Volume ($B) 2.4 1.9 3.1 Cap Rate 8.3% 8.6% 8.2% Retail Volume ($B) 2.1 3.2 2.9 Cap Rate 7.7% 7.9% 7.7% Source: RCA July 2010 Cap Rate Growth1 2Q11 F -20 to +100 bps +0 to +110 bps -10 to +120 bps 1. CBRE EA estimates

Sales and Leasing Revenue - Americas ($ in millions) Sales Leasing 47% 49% 37% 29% $362.8 $467.7 $57.8 $85.0 Second Quarter $102.8 $153.1 YTD Second Quarter $184.6 $253.4 2009 2010

Sales and Leasing Revenue – EMEA ($ in millions) Sales Leasing 93% 56% 15% 19% $123.5 $147.5 $68.0 $78.1 $24.0 $46.3 Second Quarter $47.2 $73.4 YTD Second Quarter 2009 2010

Sales and Leasing Revenue – Asia Pacific ($ in millions) Sales Leasing 66% 87% 18% 24% $25.8 $48.3 YTD Second Quarter $16.3 $27.1 Second Quarter $79.1 $98.3 $46.1 $54.4 2009 2010

Development Services Balance Sheet Participation $57.4 million co-invested in Development Services at quarter end. $6.8 million in recourse debt to CBRE and repayment guarantees. In Process figures contain Long-Term Operating Assets (LTOA), including $1.6 billion for 2Q 10, $1.4 billion for 4Q 09 and $0.4 billion for both 4Q 08 and 4Q 07. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. 1 Includes revenue from discontinued operations of $1.0 million for the three months ended June 30, 2010. Includes EBITDA from discontinued operations of $12.9 million for the three months ended June 30, 2010. Projects In Process/Pipeline ($ in billions) 2.2 3.8 5.0 4.9 3.6 2.8 2.6 3.6 5.4 6.5 5.6 4.7 4.4 2.3 1.4 2.0 2.3 1.4 1.5 2.5 2.7 3.0 2.7 2.5 0.9 0.8 4Q98 4Q99 4Q00 4Q01 4Q02 4Q03 4Q04 4Q05 4Q06 4Q07 4Q08 4Q09 2Q10 In Process Pipeline Quarter Ended ($ in millions) 6/30/2010 6/30/2009 Revenue1 19.7 22.2 EBITDA2 28.4 5.5 Add Back: Cost Containment - 0.8 Net Write-down of Impaired Assets - 1.2 Normalized EBITDA2 28.4 7.5 Normalized EBITDA Margin2 144.2% 33.8% 1. 2. 1.

Global Investment Management ($ in billions) ($ in millions) CBRE’s co-investments totaled $86.8 million at June 30, 2010. CAGR 14% CAGR 15.5% ($ in millions) ($ in millions) YTD Q2 Revenue 60.0 56.7 18.5 6.9 11.1 3.0 69.9 86.3 YTD Q2 2009 YTD Q2 2010 Annual Revenue 57.1 68.4 94.0 99.3 126.3 259.2 160.8 141.4 - - - 28.0 101.7 88.7 0.4 57.1 68.4 94.0 127.3 228.0 347.9 141.4 161.2 2002 2003 2004 2005 2006 2007 2008 2009 Investment Management Carried Interest Asset Management Acquisition, Disposition & Incentive Rental Assets Under Management 11.4 14.4 15.1 17.3 28.6 37.8 38.5 34.7 33.7 2002 2003 2004 2005 2006 2007 2008 2009 Q2 2010 Q2 Revenue 27.6 27.7 10.8 3.2 8.4 1.8 32.6 46.9 Q2 2009 Q2 2010

Global Investment Management Pro-forma Normalized EBITDA For the three months ended June 30, 2010 and 2009, the Company recorded a net reversal of carried interest incentive compensation expense of $0.5 million and $0.3 million, respectively. For the six months ended June 30, 2010, the Company recorded net carried interest incentive compensation expense of $0.6 million compared to a net reversal of $3.4 million in the 2009 period. As of June 30, 2010, the Company maintained a cumulative remaining accrual of such compensation expense of approximately $14 million, which pertains to anticipated future carried interest revenue. Three Months Ended June 30, Six Months Ended June 30, ($ in millions) 2010 2009 2010 2009 EBITDA 10.7 2.2 5.8 1.8 Add Back: Write-down of investments - 2.6 4.5 7.8 Cost containment expenses - - 0.4 - Normalized EBITDA 10.7 4.8 10.7 9.6 (Reversal) accrual of incentive compensation expense related to carried interest revenue not yet recognized (0.5) (0.3) 0.6 (3.4) Pro-forma Normalized EBITDA 10.2 4.5 11.3 6.2 Pro-forma Normalized EBITDA Margin 22% 14% 13% 9%

Recovery & Restructuring Services Group Distressed Deal Volume1 Source: RCA Troubled Assets Radar, as of July 9, 2010 Our Process Recapitalizations, loan sales/workouts, asset and portfolio valuations, asset management and repositioning and receivership services Currently marketing more than $7.5B of distressed assets in the U.S. Key Facts ($ in Billions) $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 $240 $260 $280 2008Q1 Q2 Q3 Q4 2009Q1 Q2 Q3 Q4 2010Q1 Q2 Troubled Deals Lender REO Restructured/Modified Resolved

$ millions 1,054 28 132 25 409 450 Approximately $225.1 million and $333.0 million of the revolver facilities mature in June 2011 and June 2013 respectively. As of 6/30/10 the outstanding revolver balance was $25.2 million. Mandatory Amortization and Maturity Schedule 0 0 1 1 - 200.0 400.0 600.0 800.0 1,000.0 1,200.0 2010 2011 2012 2013 2014 2015 2016 2017 Term Loan A Term Loan A1 Term Loan A2 Term Loan A3 & A3A Term Loan B Term Loan B1 & B1A Sr. Subordinated Notes Revolver

Capitalization Net of original issue discount of $12.9 million and $13.5 million at June 30, 2010 and December 31, 2009, respectively. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $715.0 million and $547.8 million at June 30, 2010 and December 31, 2009, respectively. Excludes $259.0 million and $312.9 million of non-recourse warehouse facility at June 30, 2010 and December 31, 2009, respectively, as well as $2.0 million and $5.5 million of non-recourse revolving credit facility in Development Services at June 30, 2010 and December 31, 2009, respectively. ($ in millions) 6/30/2010 12/31/2009 Variance Cash 743.6 741.6 2.0 Revolving credit facility 25.2 21.1 4.1 Senior secured term loan A 135.9 326.3 (190.4) Senior secured term loan A-1 44.4 48.6 (4.2) Senior secured term loan A-2 203.2 203.2 - Senior secured term loan A-3 167.5 167.5 - Senior secured term loan A-3A 24.0 - 24.0 Senior secured term loan B 639.0 642.8 (3.8) Senior secured term loan B-1 294.0 295.2 (1.2) Senior secured term loan B-1A 114.8 - 114.8 Senior subordinated notes 1 437.1 436.5 0.6 Notes payable on real estate 2 3.5 3.5 - Other debt 3 0.3 1.0 (0.7) Total debt 2,088.9 2,145.7 (56.8) Stockholders' equity 641.8 629.1 12.7 Total capitalization 2,730.7 2,774.8 (44.1) Total net debt 1,345.3 1,404.1 (58.8) As of

Business Outlook Remain in early days of economic and commercial real estate recovery – rental rates, absorption and yields stabilizing or improving $600 million in operating expense reductions position us well for profit expansion during recovery Q2 2010 and YTD 2010 performance has exceeded our expectations Bias is to achieve high end or could materially exceed our high teens earnings per share percentage growth outlook for full year 2010 Plenty of global uncertainty still exists – which prevents us from updating our full year outlook for 2010 at this time

GAAP Reconciliation Tables

Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss) Includes EBITDA related to discontinued operations of $12.9 million for the three months ended June 30, 2010. Includes depreciation and amortization related to discontinued operations of $0.2 million for the three months ended June 30, 2010. Includes interest expense related to discontinued operations of $0.7 million for the three months ended June 30, 2010. Includes provision for income taxes related to discontinued operations of $4.5 million for the three months ended June 30, 2010. Includes revenue related to discontinued operations of $1.0 million for the three months ended June 30, 2010. ($ in millions) 2010 2009 Normalized EBITDA1 165.2 $ 90.9 $ Adjustments: Integration costs related to acquisitions 1.0 1.8 Cost containment expenses 2.6 17.0 Write-down of impaired assets - 3.7 EBITDA1 161.6 68.4 Add: Interest income 3.1 1.2 Less: Depreciation and amortization2 27.7 24.1 Interest expense3 51.0 47.4 Provision for income taxes4 31.2 4.7 Net income (loss) attributable to CB Richard Ellis Group, Inc. 54.8 (6.6) Revenue5 1,172.9 $ 955.7 $ Normalized EBITDA Margin1 14.1% 9.5% Three Months Ended June 30, 1. 2. 3. 4. 5.

Reconciliation of Net Income (Loss) to Net Income, As Adjusted ($ in millions, except for share data) 2010 2009 Net income (loss) attributable to CB Richard Ellis Group, Inc. 54.8 $ (6.6) $ Cost containment expenses, net of tax 1.6 10.6 Write-down of impaired assets, net of tax - 2.4 Amortization expense related to customer relationships acquired, net of tax 1.8 1.9 Integration costs related to acquisitions, net of tax 0.6 1.1 Write-off of financing costs, net of tax - 0.3 Net income attributable to CB Richard Ellis Group, Inc., as adjusted 58.8 $ 9.7 $ Diluted income per share attributable to CB Richard Ellis Group, Inc., as adjusted 0.18 $ 0.04 $ Weighted average shares outstanding for diluted income per share 318,425,227 268,132,723 Three Months Ended June 30,